Exhibit 99.2

The Pulse Network, Inc.
(formerly Isoft International Inc.)
Notes to the Pro Forma Consolidated Financial Statements

1. Basis of Presentation

On March 29, 2013, the Pulse Network, Inc. (formerly iSoft International Inc.), a Nevada corporation (“Pubco”), entered into a Share Exchange Agreement with The Pulse Network, Inc., a Massachusetts corporation (“Target”), and the holders of common stock of the Target.  Under the terms and conditions of the Share Exchange Agreement, Pubco sold 75,000,000 shares of common stock, 1,000 shares of Series A Preferred Stock and 15,000,000 shares of Series B Preferred Stock of the Pubco in consideration for all the issued and outstanding shares in the Target.  Each share of Series A Preferred Stock is convertible into one share of common stock of the Pubco and requires the consent of the majority of the holders of Series A Preferred Stock to change the composition of the board of directors or President and Chief Executive Officer of the Pubco, change the Articles of Incorporation or Bylaws of the Pubco, or engage in merger, sale of assets, share exchange or other reorganization of the Pubco. Each share of Series B Preferred Stock is convertible into 5 shares of common stock and equal to 100 votes of common stock of the Pubco.

Concurrent with the share exchange agreement, Mr. Mohamad Ayad, who served as President and Chief Executive Officer, Secretary, Treasurer and Director from March 9, 2011 until March 29, 2013, tendered 75,000,000 shares of common stock of the Pubco for redemption, for an aggregate redemption price of $7.50.

The share exchange transaction with the Target was treated as a reverse acquisition and as a result, the Target became a wholly owned subsidiary. The former shareholders of the Target became the controlling stockholders of the Pubco (holding approximately 90.9% of the outstanding common shares, subsequent to the redemption of Mr. Ayad’s shares).

These unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Pubco.

These pro forma financial statements have been compiled from and include:

1.
unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Pubco and the Target as at December 31, 2012, giving effect to the transaction as if it occurred on the respective balance sheet date, and an unaudited pro forma statement of operations combining the unaudited interim statement of operations of the Pubco and the Target for the nine months ended December 31, 2012.

2.
unaudited pro forma balance sheet combining the audited balance sheets of the Pubco and the Target as at March 31, 2012, giving effect to the transaction as if it occurred on the respective balance sheet date, and an unaudited pro forma statement of operations combining the audited statements of operations of the Pubco and the Target for the fiscal year ended March 31, 2012.

2. Pro Forma Adjustments

The unaudited pro forma financial statements reflect the retroactive restatement of the 15 for 1 stock split of the Pubco’s common shares effective March 14, 2103 and incorporate the following pro forma assumptions and adjustments:

	Target Common Shares	Pubco Series A Preferred Shares	Pubco Series B Preferred Shares	Pubco Common Shares	Par Value (a)	Additional Paid In Capital 12/31/12	Additional Paid In Capital 03/31/12
Outstanding Shares prior to transaction
Pubco				90,000,000	$90,000	$(33,672)	$(34,347)
Target	90,000				900	240,830	240,830
Pubco issues the following in exchange for all of the outstanding Target shares:
Series A Preferred		1,000			1	(1)	(1)
Series B Preferred			15,000,000		15,000	(15,000)	(15,000)
Common				75,000,000	75,000	(75,000)	(75,000)

Target share exchange	(90,000)				(900)	900	900

Eliminate Pubco accumulated deficit as at transaction date (b)						(47,633)	(9,734)

Redemption of Pubco shares – M. Ayad for $7.50 (c)				(75,000,000)	(75,000)	74,993	74,993

Pro forma balance	-	1,000	15,000,000	90,000,000	$105,001 (d)	$145,417	$182,641

(a) Par value of all Pubco shares is $0.001. Par value of all Target shares is $0.01
(b) offsetting adjusting entry is a credit to the pro forma accumulated deficit
(c ) redemption price of $7.50was payable to M. Ayad as at the transaction date
(d) the resultant pro forma par value balance consists of:

1,000 Series A Preferred Shares	$1
15,000,000 Series B Preferred Shares	15,000
90,000,000 Common Shares	90,000

Total	$105,001

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As Of December 31, 2012

	Target	Pubco	Adjustments (Note 2)	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash & bank accounts	$-	$8,855	$-	$8,855
Accounts receivable net of allowance for doubtful accounts	517,474	-	-	517,474
Prepaid expenses	43,506	-	-	43,506
Total Current Assets	560,980	8,855		569,835

Property, plant and equipment net of accumulated amortization	202,884	-		202,884
Other Assets
Due from stockholder	76,044	-		76,044
Other assets	31,085	-		31,085
Total Other Assets	107,129	-		107,129

Total Assets	$870,993	$8,855	$-	$879,848

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$470,656	$160	$7	$470,823
Note payable	250,000	-		250,000
Current maturities capital leases	15,729	-		15,729
Deferred revenue	428,877	-		428,877
Advances from stockholders	595,515	-		595,515
Due to affiliates	73,554	-		73,554
Deferred compensation – current portion	56,251	-		56,251
Total Current Liabilities	1,887,582	160	7	1,887,749
Deferred compensation	870,718			870,718
Capital leases	31,824			31,824
Total Liabilities	2,790,124	160	7	2,790,291

Stockholders’ Equity (Deficit)
Share Capital
Authorized: 25,000,000 preferred shares $0.001 PV
200,000,000 common shares $0.001 PV
Issued:
1,000 Series A voting convertible preferred shares			1	1
15,000,000 Series B voting convertible preferred shares			15,000	15,000
90,000,000 common shares	900	90,000	(900)	90,000
Additional paid-in-capital (deficiency)	240,830	(33,672)	(61,741)	145,417
Accumulated deficit	(2,160,861)	(47,633)	47,633	(2,160,861)
Total Stockholders’ Equity (Deficit)	(1,919,131)	8,695	(7)	(1,910,443)

Total Liabilities and Stockholders’ Equity (Deficit)	$870,993	$8,855	$-	$879,848

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As Of March 31, 2012

	Target	Pubco	Adjustments (Note 2)	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash & bank accounts	$10,727	$45,729	$-	$56,456
Accounts receivable net of allowance for doubtful accounts	253,362	-	-	253,362
Prepaid expenses	70,230	350	-	70,580
Total Current Assets	334,319	46,079		380,398

Property, plant and equipment net of accumulated amortization	231,307	-	-	231,307

Other Assets
Due from stockholder	47,808	-	-	47,808
Due from affiliates	74,400	-	-	74,400
Other assets	29,273	-	-	29,273
Total Other Assets	151,481	-	-	151,481
			-
Total Assets	$717,107	$46,079	$-	$763,186

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$418,702	$160	$7	$418,869
Current maturities of capital leases	10,614		-	10,614
Deferred revenue	826,006	-	-	826,006
Advances from stockholders	10,044	-	-	10,044
Deferred compensation – current portion	54,183	-	-	54,183
Total Current Liabilities	1,319,549	160	7	1,319,716
Deferred compensation	913,169		-	913,169
Capital leases	22,759		-	22,759
Total Liabilities	2,255,477	160	7	2,255,644

Stockholders’ Equity (Deficit)
Share capital
Authorized: 25,000,000 preferred shares $0.001 PV
200,000,000 common shares $0.001 PV
Issued:
1,000 Series A voting convertible preferred shares			1	1
15,000,000 Series B voting convertible preferred shares			15,000	15,000
90,000,000 common shares	900	90,000	(900)	90,000
Additional paid-in-capital (deficiency)	240,830	(34,347)	(23,842)	182,641
Accumulated deficit	(1,780,100)	(9,734)	9,734	(1,780,100)
Total Stockholders’ Equity (Deficit)	(1,538,370)	45,919	(7)	(1,492,458)

Total Liabilities and Stockholders’ Equity (Deficit)	$717,107	$46,079	$-	$763,186

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
NINE MONTH INTERIM PERIOD ENDED December 31, 2012

	Target	Pubco	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$3,162,375	$-	$-	$3,162,375
Cost of net revenues	1,239,131	-	-	1,239,131

Gross Profit	1,923,244			1,923,244

Operating Expenses
General and administration	1,917,619	37,899	-	1,955,518
Marketing and selling expense	328,886	-	-	328,886
Total Operating Loss	(323,261)	(37,899)	-	(361,160)
Income Taxes
Net Loss	(323,261)	(37,899)	-	(361,160)

Comprehensive Loss	$(323,261)	$(37,899)	$-	$(361,160)
Net Loss per Share (1)
Weighted average shares outstanding				165,001,000

(1) Less than $0.01 basic and diluted

The Pulse Network, Inc.
(Formerly Isoft International Inc.)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
Fiscal Year Ended March 31, 2012

	Target	Pubco	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$4,157,757	$-	$-	$4,157,757
Cost of net revenues	1,231,897	-	-	1,231,897

Gross Profit	2,925,860			2,925,860

Operating Expenses
General and administration	2,307,352	9,294	-	2,316,646
Marketing and selling expense	655,851	-	-	655,851
Total Operating Loss	(37,343)	(9,294)	-	(46,637)
Income Taxes
Net Loss	(37,343)	(9,294)	-	(46,637)

Comprehensive Loss	$(37,343)	$(9,294)	$-	$(46,637)

Net Loss per Share (1)
Weighted average shares outstanding				165,001,000

(1) Less than $0.01 basic and diluted